SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 20, 2000


                        LaSalle Re Holdings Limited
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           (Exact name of registrant as specified in its charter)



          Bermuda                      1-12823                Not Applicable
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(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)



Continental Building, 25 Church Street
        Hamilton HM12, Bermuda                             Not Applicable
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: 441-292-3339



                               Not Applicable
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       (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On March 20, 2000, Trenwick Group Inc. ("Trenwick"), LaSalle Re Holdings Limited ("LaSalle"), LaSalle Re Limited ("LaSalle Re") and Gowin Holdings International Limited entered into an Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization (the "Amended and Restated Agreement"), pursuant to which the stockholders of Trenwick, the common shareholders of LaSalle and the minority shareholders of LaSalle Re will each exchange their shares on a one-for-one basis for shares in a newly formed Bermuda company (the "Business Combination"). The Amended and Restated Agreement revises the structure of the plan of reorganization of Trenwick in anticipation of the Business Combination. The Amended and Restated Agreement does not change the schemes of arrangement, the exchange ratio for Trenwick, LaSalle or LaSalle Re shareholders or any of the other material terms of the Business Combination. See the full text of the Amended and Restated Agreement which is filed herewith as Exhibit 2.2 and which is incorporated by reference herein.

         The Stock Option Agreements, each dated as of December 19, 1999, in which Trenwick and LaSalle granted to each other options to purchase up to 19.9% of their outstanding shares remain in effect without change. Likewise, the Shareholders Agreement, dated as of December 19, 1999, between Trenwick and certain shareholders of LaSalle and LaSalle Re remains in effect without change.


Item 7.           Financial Statements and Exhibits

(c)         Exhibits

     2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit 2.1 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

     2.2 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re
            Limited, Trenwick Group Inc. and Gowin Holdings
            International Limited.

     99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to Exhibit 99.1 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

     99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.). Incorporated by reference to Exhibit 99.2 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

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

     99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

     99.4   Press release of Trenwick Group Inc. and LaSalle Re
            Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to LaSalle Re Holdings
            Limited's Form 8-K, dated December 22, 1999 (File
            No.1-12823).




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 20, 2000              LASALLE RE HOLDINGS LIMITED


                                   By:    /s/ Guy D. Hengesbaugh
                                       ----------------------------
                                            Guy D. Hengesbaugh
                                            President and
                                            Chief Executive Officer















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

                            EXHIBIT INDEX


  Exhibit     Description of Document
  Number

     2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December
              19, 1999, by and among LaSalle Re Holdings
              Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit 2.1 to LaSalle Re Holdings Limited's
              Form 8-K, dated December 22, 1999 (File No. 1-12823).

     2.2      Amended and Restated Agreement, Schemes of
              Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re
              Holdings Limited, LaSalle Re Limited, Trenwick
              Group Inc. and Gowin Holdings International Limited.

     99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to
              Exhibit 99.1 to LaSalle Re Holdings Limited's
              Form 8-K, dated December 22, 1999 (File No. 1-12823).

     99.2     Stock Option Agreement, dated as of December 19,
              1999, between Trenwick Group Inc. and LaSalle Re
              Holdings Limited (option granted to Trenwick
              Group Inc.).  Incorporated by reference to
              Exhibit 99.3 to LaSalle Re Holdings Limited's
              Form 8-K, dated December 22, 1999 (File No. 1-12823).

     99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No. 1-12823).

     99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No. 1-12823).



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